UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PepsiCo, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
PEPSICO, INC.
2023 Annual Meeting
Vote by May 2, 2023 11:59 PM ET. For shares held in a Plan,
vote by April 30, 2023 11:59 PM ET.

700 ANDERSON HILL ROAD PURCHASE, NY 10577-1444

D97997-P83584-Z84052

You invested in PEPSICO, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 3, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 19, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 3, 2023 9:00 AM ET Virtually at: www.virtualshareholdermeeting.com/PEP2023

*	Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Segun Agbaje	For
1b.	Jennifer Bailey	For
1c.	Cesar Conde	For
1d.	Ian Cook	For
1e.	Edith W. Cooper	For
1f.	Susan M. Diamond	For
1g.	Dina Dublon	For
1h.	Michelle Gass	For
1i.	Ramon L. Laguarta	For
1j.	Dave J. Lewis	For
1k.	David C. Page	For
1l.	Robert C. Pohlad	For
1m.	Daniel Vasella	For
1n.	Darren Walker	For
1o.	Alberto Weisser	For
2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2023.	For
3.	Advisory approval of the Company’s executive compensation.	For
4.	Advisory vote on frequency of future shareholder advisory approval of the Company’s executive compensation.	One Year
5.	Shareholder Proposal - Independent Board Chair.	Against
6.	Shareholder Proposal - Global Transparency Report.	Against
7.	Shareholder Proposal - Report on Impacts of Reproductive Healthcare Legislation.	Against
8.	Shareholder Proposal - Congruency Report on Net-Zero Emissions Policies.	Against
NOTE: Also includes authorization to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D97998-P83584-Z84052

Every Vote Counts

Every vote counts. To express our
appreciation for your participation,
PepsiCo will donate $1 to World Central
Kitchen on behalf of every shareholder
account that votes. Every $1 will help to
provide fresh meals to communities affected
by disasters around the world.

Please see our 2023 proxy statement for additional information.

P82638-EPN

Frequently Asked Questions

Why am I receiving this Notice of Internet Availability?

The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice.

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get Informed Before You Vote section of the Notice.

Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?

Yes, you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section.

For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.

DOCUMENT ID 2/23